Exhibit 99.3

Condensed Combined Interim Financial Statements of

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Six-months ended June 30, 2014 and 2013

(Unaudited)

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Table of Contents

(Unaudited)

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Condensed Combined Interim Balance Sheets

(Unaudited)

	June 30, 2014	December 31, 2013
Assets

Current assets:
Cash and cash equivalents	$14,655,819	$11,076,047
Accounts receivable, net	20,566,480	13,535,395
Inventories, net	11,534,524	13,221,831
Prepaid expenses and other current assets	1,043,172	367,128
Income taxes receivable	—	145,511
Deferred income tax asset	62,330	67,895

Total current assets	47,862,325	38,413,807

Advances to related companies (note 3)	4,353,006	3,556,384
Property, plant and equipment, net	26,202,337	27,678,360
Intangible assets	229,222	466,764

Total assets	$78,646,890	$70,115,315

Liabilities and Group Equity

Current liabilities:
Bank loan (note 4)	$9,900,000	$10,800,000
Accounts payable	4,989,110	2,363,069
Accrued liabilities	3,713,842	4,308,571
Income taxes payable	2,968,128	—
Contractual liability - current portion (note 5)	400,000	400,000

Total current liabilities	21,971,080	17,871,640

Contractual liability (note 5)	130,456	330,456
Advances from Member (note 6)	5,186,819	7,206,819
Notes payable to parent company (note 7)	28,141,707	28,652,365
Deferred income tax liabilities	2,621,707	2,384,963

	36,080,689	38,574,603

Group equity:
Capital stock	1,879,088	1,879,088
Member’s contributions	1,100,000	1,100,000

Accumulated other comprehensive loss	(937,402)	(768,604)
Retained earnings	18,553,435	11,458,588

Total Group equity	20,595,121	13,669,072

Commitments (note 8)
Contingencies (note 9)
Subsequent events (notes 1 and 10)

Total liabilities and Group equity	$78,646,890	$70,115,315

See accompanying notes to condensed combined interim financial statements.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Condensed Combined Interim Statements of Income

(Unaudited)

	Six-months ended June 30,
	2014	2013
Net sales	$51,395,869	$56,465,906

Cost of goods sold:
Cost of sales	30,499,444	33,933,486
Depreciation	2,112,775	2,005,628
Amortization of intangible assets	226,403	244,448

	32,838,622	36,183,562

Gross profit	18,557,247	20,282,344

Expenses:
Selling, general and administrative expenses	7,709,014	7,395,116
Amortization of administrative assets	240,718	251,256

	7,949,732	7,646,372

Earnings before the undernoted items and income taxes	10,607,515	12,635,972

Other income (expenses):
Foreign exchange	(12,393)	725,550
Royalty and miscellaneous	217,422	190,854
Interest	(344,372)	(196,479)

	(139,343)	719,925

Income before income taxes	10,468,172	13,355,897

Income tax expense:
Current income taxes	3,092,581	2,967,787
Deferred	280,744	671,274

	3,373,325	3,639,061

Net income	$7,094,847	$9,716,836

See accompanying notes to condensed combined interim financial statements.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Condensed Combined Interim Statements of Comprehensive Income

(Unaudited)

	Six-months ended June 30,
	2014	2013
Net income	$7,094,847	$9,716,836

Other comprehensive income (loss):
Foreign currency translation adjustments	(168,798)	717,610

Total comprehensive income	$6,926,049	$10,434,446

See accompanying notes to condensed combined interim financial statements.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Condensed Combined Interim Statements of Changes in Group Equity

(Unaudited)

	Common stock		Member’s contributions	Retained earnings	Accumulated other comprehensive income (loss)	Total
	Shares	Amount
Balance at January 1, 2013	1,000	$1,879,088	$1,100,000	11,358,602	$178,120	14,515,810
Net income	—	—	—	11,754,055	—	11,754,055
Dividend paid	—	—	—	(11,654,069)	—	(11,654,069)
Other comprehensive loss:
Foreign currency translation adjustments	—	—	—	—	(946,724)	(946,724)

Balance at December 31, 2013	1,000	1,879,088	1,100,000	11,458,588	(768,604)	13,669,072
Net income	—	—	—	7,094,847	—	7,094,847
Other comprehensive loss:
Foreign currency translation adjustments	—	—	—	—	(168,798)	(168,798)

Balance at June 30, 2014	1,000	$1,879,088	$1,100,000	$18,553,435	$(937,402)	$20,595,121

See accompanying notes to condensed combined interim financial statements.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Condensed Combined Interim Statements of Cash Flows

(Unaudited)

	Six-months ended June 30,
	2014	2013
Cash provided by (used in):

Cash flows from operating activities:
Net income	$7,094,847	$9,716,836
Items not affecting use of cash:
Depreciation	2,353,493	2,256,884
Amortization of intangible assets	226,403	244,448
Deferred income tax expense	280,744	671,274
Cash flows provided by (used for) working capital:
Accounts receivable, net	(7,031,085)	(10,621,467)
Inventories	1,687,307	(1,393,209)
Prepaid expenses and other current assets	(676,044)	(476,749)
Income taxes receivable	145,511	—
Accounts payable	2,626,041	885,348
Accrued liabilities	(594,729)	(516,616)
Income taxes payable	2,968,128	(3,453,467)

Net cash provided by (used for) operating activities	9,080,616	(2,686,718)

Cash flows from investing activities:
Purchase of property, plant and equipment	(1,184,263)	(2,207,008)

Net cash used for investing activity	(1,184,263)	(2,207,008)

Cash flows from financing activities:
Increase in advances to related companies	(796,622)	(1,132,080)
Payments (borrowings) on bank loan	(900,000)	2,200,000
Decrease in advances from related companies	—	(2,179,929)
Increase (decrease) in advances from Member	(2,020,000)	5,766,126
Net payments on notes payable to parent company	(510,658)	(989,633)
Repayment of contractual liability	(200,000)	—

Net cash (used for) provided by financing activities	(4,427,280)	3,664,484

Foreign exchange rate effect on cash	110,699	(104,566)

Increase (decrease) in cash and cash equivalents	3,579,772	(1,333,808)

Cash and cash equivalents, beginning of period	11,076,047	11,822,436

Cash and cash equivalents, end of period	$14,655,819	$10,488,628

Supplemental disclosures of cash flow information:
Interest paid	$344,371	$173,506
Income taxes paid	—	6,238,433

See accompanying notes to condensed combined interim financial statements.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements

Period ended June 30, 2014

(Unaudited)

1.	Basis of preparation of condensed combined financial statements and nature of operations:

These condensed combined interim financial statements of Scepter Corporation Group (the “Group”) have been prepared in relation to the sale of substantially all the assets and certain liabilities of the Group. On May 30, 2014, the Group entered into purchase agreements with Myers Industries, Inc. to sell substantially all of the assets and certain liabilities of the Group. On July 2, 2014, the Group completed the sale subject to working capital and other adjustments.

The Group as presented in these condensed combined interim financial statements is not a separate legal entity. These financial statements present the condensed combined interim financial position, results of operation and cash flows of Scepter Corporation (“SCO”), Scepter Manufacturing, LLC (“SML”) and Eco One Leasing, LLC (“EOL”) as of June 30, 2014 and December 31, 2013 and the results of its operations and its cash flows for the six-month periods ended June 30, 2014 and 2013.

SCO is a private company that was incorporated under the laws of Ontario on December 24, 1996. SCO is a wholly owned subsidiary of Scepter Holdings Inc. (“SHI”), a Canadian corporation headquartered in Toronto, Canada, and is principally engaged in the manufacturing of plastic consumer, industrial and military products.

SML and EOL are both single member limited liability companies with operations in Oklahoma, Unites States of America. These entities were formed on September 20, 2012 under the Limited Liability Company Act in the State of Delaware, United States of America. Both SML and EOL are wholly owned by Eco One Holdings Inc. (the “Member”). The Member is a wholly owned subsidiary of SHI. The primary business of SML is the design and manufacture of moulded plastic products while EOL derives substantially all of its revenue from leasing its revenue producing properties to SML. The financial position and results of operation of SML and EOL pertain to the limited liability companies and do not include other assets, liabilities, revenue and expenses of the Member.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

1.	Basis of preparation of condensed combined financial statements and nature of operations (continued):

The condensed combined interim financial statements of the Group have been prepared in accordance with the accounting principles and methods of application disclosed in the audited consolidated financial statements of the Group for the fiscal year ended December 31, 2013. The condensed combined interim financial statements include adjustments of a normal, recurring nature that are, in the opinion of management, necessary for a fair presentation under generally accepted accounting principles in the United States (“U.S. GAAP”) and have been presented in United States dollars. These unaudited interim consolidated financial statements should be read in conjunction with the Group’s audited consolidated financial statements for the year ended December 31, 2013.

2.	Significant accounting policies:

(a)	Principles of combination:

The accompanying condensed combined financial statements include the accounts of SCO, SML and EOL. All significant intercompany balances and transactions within the Group have been eliminated in the condensed combined financial statements.

(b)	Use of estimates:

The preparation of condensed combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the carrying amount of accounts receivable, inventories, property, plant and equipment, intangible assets, contractual liability and income taxes.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

2.	Significant accounting policies (continued)

(c)	Recently adopted accounting standards:

In February 2013, the FASB issued ASU 2013 02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. ASU 2013 02 requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. ASU 2013 02 does not change the requirements for reporting net income or other comprehensive income in financial statements. The Group has adopted the provisions of ASU 2013 02 as of January 1, 2014. There was no impact to the condensed combined interim financial statements as a result of the adoption of ASU 2013 02.

The FASB issued ASU 2013 04, Liabilities (Topic 405); Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date, in February 2013. ASU 2013 04 requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed as the sum of the amount the entity agreed to pay on the basis of its arrangement among its co obligors and any additional amount the entity expects to pay on behalf of its co obligors. The new standard is effective for fiscal years ending after December 15, 2014 and interim and annual periods thereafter. ASU 2013 04 is to be applied retrospectively to all prior periods presented for those obligations resulting from joint and several liability arrangements within the Update’s scope that exist at the beginning of an entity’s fiscal year of adoption. The Group has adopted the provisions of ASU 2013 04 as of January 1, 2014. There was no impact to the condensed combined interim financial statements as a result of the adoption of ASU 2013 04.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

3.	Advances to related companies:

The amounts advanced to related companies are non-interest bearing, unsecured and have no specified terms of repayment. The Group has agreed that payment will not be demanded for at least 365 days from June 30, 2014 and accordingly, the amounts have been classified as long term.

Included in advances to related companies as at June 30, 2014 are $2,800,973 (December 31, 2013 - $2,324,122) in advances to SHI, the corporate parent of SCO and $1,552,033 (December 31, 2013 - $1,232,262) in advances to other related companies under common control.

4.	Credit facilities:

(a)	Bank credit line:

SCO has various credit facilities with a Canadian chartered bank (“Bank”). The credit facilities aggregate to a maximum of CDN $13,355,000 which may be drawn by way of Canadian or United States (“U.S.”) overdraft, Banker’s Acceptance (“BA”), London Interbank Borrowing Rate (“LIBOR”) advances, letters of credit and letters of guarantee. The Canadian overdraft bears interest at the Bank’s prime rate plus 0.25%; the U.S. overdraft bears interest at the Bank’s U.S. base rate plus 0.25%; the BA issued on a discounted basis is subject to a stamping fee of 1.50% and the LIBOR advances bear interest at LIBOR plus 1.75%. In 2013, SCO obtained a letter of guarantee in the amount of CDN $150,000, to participate in a bid for the City of Toronto. This letter of guarantee expired on March 12, 2014. There were no other amounts outstanding under these credit facilities at June 30, 2014 or December 31, 2013.

The credit facilities are due on demand and are secured by a first ranking general security agreement over all the assets of SCO, an assignment of all risk insurance and a postponement of advances from its parent company.

The credit facilities are subject to certain financial and non-financial covenants. Financial covenants consist of a minimum current ratio and a maximum debt to tangible net worth ratio. As at June 30, 2014 and December 31, 2013, SCO was in compliance with these covenants.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

4.	Credit facilities (continued):

(b)	Bank loan:

EOL has a bank loan credit facility to a maximum of $12,000,000, to finance the purchase of its property, plant and equipment and an interest rate swap facility for up to the full amount outstanding under the bank loan. EOL had $9,900,000 and $10,800,000 drawn under the bank loan at June 30, 2014 and December 31, 2013, respectively. No amounts have been drawn under the interest rate swap facility as at June 30, 2014 and December 31, 2013. The bank loan is available to EOL by way of bank prime based loans in Canadian dollars (“Prime Rate Loans”), bank U.S. base rate loans in U.S. dollars (“USBR Loans”), Banker’s Acceptances (“BAs”) and LIBOR loans.

The Prime Rate Loans bear interest at the Bank’s prime rate plus 0.5%, the USBR Loans bear interest at the Bank’s U.S. base rate plus 0.5%, the BAs bear interest at the prevailing BAs rate plus a stamping fee of 2% and the LIBOR loans bear interest at LIBOR plus 2.25% per annum.

All amounts outstanding under the bank loan shall be repaid on demand in accordance with the terms and conditions of the credit facility and, unless and until otherwise demanded, interest shall be paid monthly, together with principal payments of $150,000 on the last day of each month. The bank loan shall, in any event, be paid in full no later than September 28, 2019 which is 84 months after the date of the initial advance (September 28, 2012). In addition, BAs and LIBOR loans shall be repayable on their respective maturity dates.

The bank loan is secured by a first ranking general security agreement, a demand first collateral mortgage and assignment of rents in the amount of $5,000,000, creating a first fixed and specific mortgage and charge over the properties of EOL, corporate guarantees and debt service agreement in favour of the bank executed by SCO, related by virtue of being under common control by the Member’s corporate owner, and assignment and postponement of all present and future amounts outstanding by SHI.

EOL is subject to certain financial and non-financial covenants. Financial covenants consist of a maximum debt to EBITDA ratio (earnings after tax, plus tax, plus interest, plus depreciation and amortization and plus deferred charges) not to exceed 4:1 and a minimum fixed charge coverage ratio not to be less than 1.1:1. As at June 30, 2014 and December 31, 2013, EOL was in compliance with the financial covenants.

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

4.	Credit facilities (continued):

(c)	Cross default agreement:

Based on a cross default agreement dated September 28, 2012 made among EOL, SCO and the Bank, a default by EOL or SCO in the performance or observance of any covenants, condition or obligation contained in any of the credit facilities available to EOL and or SCO shall extend to all credit facilities available to EOL and SCO by the Bank.

5.	Contractual liability:

Pursuant to an agreement dated May 6, 2013 between SML and a supplier, SML is obligated to purchase certain production tools and equipment (the “Equipment”) that are used by the supplier to produce certain products exclusively for SML as described in the purchase commitment note 8(b)(ii).

The total purchase price of the Equipment is $930,456. The repayment of the purchase price is based on $0.10 for each product delivered by the supplier to SML as long as such repayment is not less than $100,000. Repayments are payable at the end of each three month period beginning May 1, 2013.

The contractual liability is non-interest bearing and secured by the Equipment.

	June 30, 2014	December 31, 2013
Balance, beginning of period	$730,456	$930,456
Repayment during the period	200,000	200,000

Balance, end of period	530,456	730,456
Contractual liability - current portion	400,000	400,000

Contractual liability - non-current portion	$130,456	$330,456

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

6.	Advances from Member:

The advances from Member of SML and EOL have no specified repayment terms and bear interest at 6.0% effective January 1, 2013. The Member has agreed that repayment will not be demanded prior to June 30, 2015 and accordingly, the amounts have been classified as long term. Interest paid and expensed to the Member was $227,839 and $26,280 for the six-month periods ended June 30, 2014 and 2013, respectively.

7.	Notes payable to parent company:

The notes payable to parent company of SCO are non-interest bearing, unsecured and have no specified repayment terms. The parent company of SCO has agreed that repayment will not be demanded prior to June 30, 2015 and accordingly the amounts have been classified as long term.

8.	Commitments:

(a)	Operating leases:

The Company leases premises and vehicles under operating leases with minimum rental payments (based on December 31 calendar year) as follows:

2014	$170,000
2015	334,000
2016	315,000
2017	—
2018	—

$819,000

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

8.	Commitments (continued):

(b)	Purchase commitments:

(i)	Pursuant to an agreement with a supplier in September 2008, SML is committed to purchase a minimum of 3,000,000 units annually of a specific part which is being used in certain products that are produced by SML at a price of $0.83 per unit. If for any reason SML fails to purchase the annual minimum in any year of the term, SML shall pay the supplier $0.15 per unit for each unit below the annual minimum. The term of the agreement is for an initial period of ten years and estimated payments over the remaining term based on December 31 calendar year are as follows:

2014	$1,150,000
2015	2,299,000
2016	2,299,000
2017	2,299,000
2018	1,533,000

$9,580,000

(ii)	Pursuant to the agreement dated May 6, 2013, as described in note 5, SML has committed to purchase a minimum of 4,000,000 units annually of product until the date that the purchase price of the equipment has been paid in full or May 1, 2018 (expiry date of the agreement term). The price per unit of product shall be $0.67. If for any reason SML fails to purchase the annual minimum in any year of the term, SML shall pay the supplier $0.19 per unit for each unit below the annual minimum. The effective start date applicable to the annual minimum was changed from May 1, 2013 to March 1, 2014.

The estimated total commitments in connection with the annual minimum payments for product are as follows:

2014	$1,340,000
2015	2,233,333

$3,573,333

SCEPTER CORPORATION GROUP

(EXPRESSED IN UNITED STATES DOLLARS)

Notes to Condensed Combined Interim Financial Statements (continued)

Period ended June 30, 2014

(Unaudited)

9.	Contingencies:

SCO has been named a defendant in a legal action arising from a product liability claim that commenced in April 2013. Management is of the opinion that there is a strong defense against the claim and believes that a liability, if any, that may arise will be fully covered by its product liability insurance. Accordingly, no provision for losses has been reflected in the accounts of the SCO for this matter.

10.	Subsequent events:

Management has evaluated subsequent events through September 15, 2014, the date on which the combined financial statements were available to be issued.